BlackRock Equity Dividend Fund

(the “Fund”)

Investor A, Investor B, Investor C, Institutional and Class R Shares

Supplement dated February 15, 2017 to the Summary Prospectus and Prospectus, each dated November 28, 2016

On February 14, 2017, Robert M. Shearer, CFA announced his plans to retire from BlackRock, Inc. Effective August 31, 2017, Robert M. Shearer, CFA will no longer serve as a portfolio manager of the Fund, and David Zhao and Franco Tapia will be added as portfolio managers of the Fund. Effective August 31, 2017, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Summary Prospectus entitled “Key Facts About BlackRock Equity Dividend Fund — Portfolio Managers” and the section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Equity Dividend Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Tony DeSpirito	2014	Managing Director of BlackRock, Inc.
David J. Cassese, CFA	2011	Director of BlackRock, Inc.
David Zhao	2017	Managing Director of BlackRock, Inc.
Franco Tapia	2017	Managing Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Tony DeSpirito, David J. Cassese, CFA, David Zhao and Franco Tapia are the portfolio managers and are jointly and primarily responsible for the management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectus entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The Fund is managed by a team of financial professionals led by Tony DeSpirito, David J. Cassese, CFA, David Zhao and Franco Tapia. Mr. DeSpirito, Mr. Cassese, Mr. Zhao and Mr. Tapia are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Tony DeSpirito	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2014	Managing Director of BlackRock, Inc. since 2014; Managing Principal, Portfolio Manager and Member of the Executive Committee of Pzena Investment Management from 2009 to 2014.
David J. Cassese, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Director of BlackRock, Inc. since 2011; Senior Vice President of Oppenheimer Capital from 2008 to 2011; Vice President of Oppenheimer Capital from 2005 to 2008.
David Zhao	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2016; Global Equity Senior Research Analyst and Principal at Pzena Investment Management from 2006 to 2016.
Franco Tapia	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2016; Senior Equity Research Analyst and Portfolio Manager at Pzena Investment Management from 2006 to 2016.

Shareholders should retain this Supplement for future reference.

ALLPR-10559-0217SUP